 Indexperts Yield Focused Fixed Income ETF
(Ticker: YFFI)

SUMMARY PROSPECTUS
March 1, 2026
Before you invest, you may want to review the Indexperts Yield Focused Fixed Income ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://etfpages.com/YFFI.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective
Indexperts Yield Focused Fixed Income ETF (the “Fund”) seeks current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”).  Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.  These costs are not included in the fee table or expense example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell (or you hold) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Year	10 Year
$51	$160	$280	$628
Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the portfolio turnover rate was 3.87%.
Principal Investment Strategies
As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index.  The Fund seeks to achieve its investment objective by investing primarily in investment grade, fixed income securities.  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income securities. These fixed-income securities will include corporate bonds, Treasury notes, bills and bonds, asset backed securities and preferred stocks.
The fixed income securities in which the Fund invests will typically be domestic investment grade (rated Baa2 or better by Moody’s Investors Services, Inc. (“Moody’s”) or rated BBB or better by Standard & Poor’s (“S&P”) and unrated securities considered by the Advisor to be of comparable credit quality).  The Fund will invest in these securities with the intention to buy and hold such securities to maturity.  The Fund may invest in fixed-income securities of any maturity or duration.  The average maturity or duration of the Fund’s portfolio of fixed income securities will vary based on the Advisor’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates.  The Fund may also invest in certain preferred stocks with yields comparable to bonds of similar credit quality.

The Fund will invest in fixed income securities that the Funds’ investment advisor, Indexperts, LLC (the “Advisor”), believes will offer attractive cash flow and yield characteristics.  The Fund will invest in fixed income securities across various sectors.  The portfolio will primarily invest in corporate fixed income securities, but it may also hold U.S. Treasuries and preferred stocks based on the Advisor’s view of relative yield based on differences in credit quality in order to achieve some diversity in credit quality, maturity range, and expected duration. Relative yield refers to the typical yield spread differences between bonds with different credit quality and maturities, and the yield difference for the same company issuing both corporate debt and preferred stocks. As the spreads widen or narrow, the relative attractiveness of securities when compared to one another is a factor of consideration in portfolio composition decisions.
The Advisor analyzes fundamental and technical data for investment grade fixed income securities.  The approach screens eligible fixed income securities for credit rating, coupon, yield to worst, and maturity date.  Based upon these variables, weights are then assigned regarding target company and sector exposure. Management then uses the information generated to select fixed income securities that maximize cash flow and yield for the Fund based on current market conditions, the Fund’s current composition of fixed income securities with different credit quality, maturity, and duration, and the Advisor’s assessment of current and expected future fixed income market conditions.  given perceived risk characteristics of a given credit.
The Advisor will review the portfolio and prevailing market conditions at least monthly.  The Advisor may buy or sell a portfolio security as part of this monthly review, or when there is a  reconstitution of the underlying models used to inform security selection.  The models are reviewed for possible reconstitution on a quarterly basis. The Advisor may also sell a portfolio security other than as part of a reconstitution of the models if the Advisor believes there is a possibility or likelihood of a change in the credit quality of such portfolio security, or if there is a potential for negative change in the issuers financial health or future prospects.
The Fund seeks to maintain a 2-4% cash allocation at any given point as a buffer for any additional purchase opportunities that may arise.
As an actively managed ETF that does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
From time to time, the Fund may focus its investments in one or more particular sectors. As of October 31, 2025, the Fund focused its investments in the Utilities, Energy, and Financial sectors.

Principal Risks of Investing in the Fund
Risk is inherent in all investing.  The loss of your money is a principal risk of investing in the Fund.  The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and ability to meet its investment objective.
Interest Rate Risk.  As interest rates rise, the value of fixed income securities are likely to decrease.  Conversely, as interest rates fall, the value of fixed income securities are likely to increase. A wide variety of market factors can cause interest rates to fluctuate, including central bank monetary policy, rising inflation, and changes in general economic conditions.  Interest rate changes can be sudden and unpredictable.  Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond investments at any given time.  Changes in interest rates may also affect the Fund’s share price; for example, a sharp rise in interest rates could cause the Fund’s share price to fall.
Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.  Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect.  It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.
Fixed Income Risk.  The Fund’s investments in fixed income securities will be subject to various risks including interest rate risk, credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).  These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
U.S. Government Securities Risk.  Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.  To the extent that a security is guaranteed by the U.S. Government or an U.S. government agency, such securities are only guaranteed with respect to the timely payment of interest and principal.  The U.S. government, its agencies, authorities, and instrumentalities do not guarantee the market value of such obligation and, in fact, the market values of such obligations may fluctuate.
Preferred Securities Risk.  Investing in preferred stock involves the following risks: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Credit/Default Risk.  Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement, or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations.  Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.  Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.  Securities issued by the U.S. government have limited credit risk.  Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.
Model Risk.  The Fund relies heavily on proprietary quantitative models as well as information and data supplied by third parties.  When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the models and data been correct and complete.  As a result, to the extent such models do not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, the historical data used may not accurately predict future market movement, and the Fund may lose value.
Financial Institution Failure Risk.  The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management, and/or custodial financial institutions.  The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.  In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.
New Fund Risk.  The Fund is newly formed and has a limited operating history as of the date of this Prospectus.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Board of Trustees determining to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
New Advisor Risk.  The Advisor has only recently begun serving as an investment advisor to ETFs.  As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s NAV will also change daily in response to such factors.
Authorized Participant Risk.  Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the Fund.  The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).  Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes, such as the Fund.
ETF Structure Risks.  The Fund is structured as an ETF and as a result is subject to the certain risks, including:
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Not Individually Redeemable.  Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

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Trading Issues.  An active trading market for the Fund’s shares may not be developed or maintained.  Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.  There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.  If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.  Any absence of an active trading market, in turn, leads to a heightened risk of a difference between the market price of the Fund’s shares and the value of the shares, which would be reflected in a wider bid-ask spread.

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Cash Transactions.  To the extent Creation Units are purchased or sold by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses.  These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

o
Cash Transaction Risk.  Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

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Market Price Variance Risk.  The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.  A bid-ask spread is the difference between the price quoted in the market for an immediate sale (bid) and an immediate purchase (ask) of the ETF’s shares.  There may be times when the market price and the NAV vary significantly.  This means that Shares may trade at a discount to NAV and the bid-ask spread could widen.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the NAV, and the bid-ask spread could widen.

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To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

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The market price for Shares may deviate from the NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the NAV, which is reflected in the bid and ask price for Shares or in the closing price.

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When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

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In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio.  This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

Investment Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment.
All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Any real or perceived adverse economic changes, local, regional, or global events such as war, acts of terrorism, disasters, trade disputes, disputes with specific countries that could result in additional tariffs, trade barriers, and/or investment restrictions in certain securities of those countries, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a material adverse impact on the Fund or its investments. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen.  in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, and portfolio liquidity, among other factors.
Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets.
Sector Risk.  The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund's investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector. Such sector-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the sector. In addition, at times, such sector may be out of favor and underperform other sectors or the market as a whole.
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Utilities Sector: The utilities sector is generally subject to significant government regulation and oversight, including restrictions on rates as well as environmental and other regulations. The utilities sector may also be adversely affected by changing commodity prices, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. Utility companies also may face risks related to, among other things, natural disasters, cyber or other attacks, capital project funding, energy price volatility and increased competition

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Energy Companies.  Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. The energy sector is cyclical and can be significantly impacted by changes in economic conditions.  Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. Policies that promote energy conservation, clean energy or the transition to low carbon alternatives also may affect the performance of energy companies

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Financial Companies.  Companies in the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

Cybersecurity Risk.  With the increased use of technologies such as the internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Fund and its service providers are therefore susceptible to cybersecurity risk.  Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines and penalties, and/or reputational damage.  The Fund and its shareholders could be negatively impacted as a result.
Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments.  In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Performance
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns compared to that of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information on the Fund’s results can be obtained by visiting https://etfpages.com/YFFI.
Calendar Year Returns
During the periods shown in the bar chart above, the Fund’s highest quarterly return was 2.65% (quarter ended September 30, 2025) and the Fund’s lowest quarterly return was 0.79% (quarter ended March 31, 2025).

Average Annual Total Returns Period Ended December 31, 2025	Past 1 Year	Since Inception[1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	6.30% 4.38% 3.70%	6.30% 4.38% 3.70%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees and expenses)	7.30%	7.30%
Bloomberg Baa US Corporate Index (reflects no deductions for fees and expenses)	7.93%	7.93%
1 The Fund commenced operations on December 31, 2024.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).
Management
Investment Advisor.  Indexperts, LLC, is the investment advisor to the Fund (the “Advisor”).
Portfolio Managers. Stephen Thomas, Branden McPherson and Alex Hill serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Thomas, McPherson and Hill have served as the Fund’s portfolio managers since its inception in December 2024.
purchase and sale of fund shares
The Fund will issue and redeem Shares at NAV only in large blocks of shares (each block of shares called a “Creation Unit”).  Creation Units are issued and redeemed for cash and/or in-kind for securities.  Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.  Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price.  Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).  An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).  Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://etfpages.com/YFFI.
tax information
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.

The Fund typically earns interest from debt securities.  These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.”  The Fund realizes capital gains or losses whenever it sells securities.  Net long-term capital gains are distributed to shareholders as “capital gain distributions.”
payments to broker-dealers and other financial intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund, and its related companies, may pay the intermediary for the sale of Shares or related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.